Form of Notice of Withdrawal of Tender

      (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                   Regarding Limited Partnership Interests in

                           SEI OPPORTUNITY FUND, L.P.

                   Tendered Pursuant to the Offer to Purchase
                              Dated March 29, 2005

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                      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                    RECEIVED BY THE FUND BY, 5:00 P.M., EASTERN TIME,
                   ON APRIL 28, 2005, UNLESS THE OFFER IS EXTENDED.
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  COMPLETE  THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                            SEI Private Trust Company
                    Attention: Advisor Network (Service Team)
                               P.O.  Box 1098
                                Oaks,   PA
                        19456-9907 OR FAX: 610-676-1021


            For additional information contact your account service director

 YOU ARE RESPONSIBLE FOR CONFIRMING THAT SEI PRIVATE  TRUST COMPANY
  RECEIVES THIS NOTICE OF WITHDRAWAL OF TENDER IN A TIMELY MANNER.

Ladies and Gentlemen:

        The undersigned wishes to withdraw the tender of its limited partnership interest in SEI OPPORTUNITY FUND, L.P. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

                   [ ]     Entire limited partnership interest.

                   [ ] Portion of limited partnership interest expressed as a specific dollar value.
                           $-----------

                   [ ] Portion of limited partnership interest in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

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FOR INDIVIDUAL INVESTORS                                     FOR OTHER INVESTORS:
AND JOINT OWNERSHIP:

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Signature                                                    Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 IN SUBSCRIPTION DOCUMENTS)


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Print Name of Investor                                       Signature
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              IN SUBSCRIPTION DOCUMENTS)


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Joint Owner Signature if necessary                           Print Name of Signatory and Title
(SIGNATURE OF JOINT OWNER(S) EXACTLY AS APPEARED
 IN SUBSCRIPTION DOCUMENTS)
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Print Name of Joint Owner                                    Co-signatory if necessary
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                              IN SUBSCRIPTION DOCUMENTS)


                                                             ------------------------------------
                                                             Print Name and Title of Co-signatory
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Date:_____________






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